                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): November 16, 2001




                                  MCY.COM, INC.
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             (Exact name of registrant as specified in its charter)




        Delaware                          0-25167              13-4049302
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(State or other jurisdiction             (Commission          (IRS Employer
     of incorporation)                   File Number)        Identification No.)



2000-1066 West Hastings Street, Vancouver, British Columbia, Canada    V6E 3X2
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:           (604) 601-8360
                                                     ---------------------------

                     509 Madison Avenue, New York, NY 10022
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         Former name or former address, if changed since last report.)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

AGREEMENT AND PLAN OF REORGANIZATION. On November 16, 2001, the Registrant and Carter Hill Venture Ltd., a Yukon Territory corporation ("Carter Hill"), executed an Agreement and Plan of Reorganization ("Reorganization Agreement"), pursuant to which the Registrant acquired 100% of the issued and outstanding common stock of Carter Hill from the two shareholders of Carter Hill, in exchange for an aggregate of 30,000,000 shares of the Registrant's common stock. As a result, Carter Hill becomes a wholly-owned subsidiary of the Registrant. The following tabulates holdings of common stock of the Registrant by former shareholders of Carter Hill, giving effect to and as a result of the reorganization:

Owner                               Shares Owned(2)          Percent of Class(3)
-----                               ---------------          -------------------
Harrop Lees, Brown & Co.(1)           20,000,000                   21.7%

Star Anise Ltd.                       10,000,000                  10.85%

(1) Michael Harrop, the Chairman, Secretary and a director of the Registrant, is the chairman of Harrop, Lees, Brown & Co.

(2) All Common Shares held by them are "restricted securities" and as such are subject to limitations on resale.

(3) Approximately 92,149,507 shares of common stock of the Registrant are issued and outstanding immediately after issuance of shares pursuant to the Reorganization Agreement.

RESIGNATIONS AND APPOINTMENT OF OFFICERS AND DIRECTORS. Pursuant to the Severance Agreement, discussed in Item 5, below, Bernhard Fritsch resigned as an officer and director of the Registrant and its subsidiaries. Pursuant to the Reorganization Agreement, Hubertus von Hesse resigned as a director of the Registrant and its subsidiaries. Martin Eric Weisberg resigned as a director of the Registrant and its subsidiaries effective November 14, 2001. In accordance with the Reorganization Agreement, Michael A.J. Harrop became the Chairman, Secretary and a director, C.L. Harper became the President, Treasurer and a director, and Eric Drizenko became a director. Biographies of the Registrant's new officers and directors follow:

Michael A.J. Harrop, Chairman, Secretary and Director -- Mr. Harrop has British and Swiss nationalities. He holds a degree from Cambridge University. After textile engineering studies at Paisley Polytechnic in Scotland, he worked for Coats-Viyella in Glasgow and Vienna, and then at age 23 joined DuPont's Geneva-based New Products market-development team for 11 years, covering Europe and Middle East, involved with landmark products such as Nomex, Kevlar, Teflon, Kapton, Tedlar. He built his own industrial company from 1980 to 1990, producing advanced composite parts for aircraft manufacturers (Airbus, Douglas, Boeing) and defense systems. Since the 1980 he is Chairman of Harrop, Lees, Brown & Co., active in engineering, merchant banking, and strategic consulting for private banking clients. He has participated in start-ups, angel groups, and ventures worldwide.

C.L. Harper, President, Treasurer, Director - Mr. Harper has served as the President of Harper and Harper Ltd. for the past five years. Mr. Harper specializes in the provision of international technology resource services to companies in emerging markets. Mr. Harper's expertise includes the introduction of new technology to the People's Republic of China and other Asian countries.

                                       2
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Eric Drizenko, Director - Mr. Drizenko is a self-employed management consultant.
Mr. Drizenko is a tax and corporate structuring specialist with mandates from private banks and asset management companies in Europe. He has French nationality, was educated in France and has lived for many years in Geneva.

DESCRIPTION OF CARTER HILL. Following is a description of the business of Carter
Hill:

         Carter Hill, based in Vancouver, British Columbia, provides integrated professional financial and strategy services to international clients which lead to support or change within organizations. Carter Hill meets clients' requirements in rapidly changing economic, legal and political environments through successful collaboration with governmental and other regulatory organizations worldwide.

         Carter Hill also provides full-service corporate marketing and creative design to companies worldwide. Past projects include internationally formatted and designed video broadcasts, in-house magazine advertising campaigns, web integration, design, coding and testing, and brochures, packages and flyers.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         A. On November 16, 2001, the Registrant entered into a Severance Agreement with Bernhard Fritsch, providing for his resignation as an officer and director of the Registrant and its subsidiaries. The resignation became effective upon the closing of the Reorganization Agreement described in Item 2, above. The Severance Agreement is attached as an exhibit hereto. Music World also entered into a Consulting Agreement with the former officer and director. The Consulting Agreement is attached as an exhibit hereto.

         B. On November 16, 2001, Bernhard Fritsch granted to the Registrant and its subsidiaries, MCY Music World, Inc. ("Music World") and NETrax Technologies, Inc. ("NETrax"), a non-exclusive worldwide license to make, use, sell or offer for sale and commercialize inventions derived from two patents issued to Mr. Fritsch. In addition, the registrant acquired the right to use certain trademarks, trade secrets, copyrights and other intellectual property rights attributable to the patents. The Non-Exclusive License Agreement is attached as an exhibit hereto. The Registrant, Music World and NETrax granted a non-exclusive license to use certain digital platforms for distribution of audio, video and other types of media. The Non-Exclusive License Agreement is attached as an exhibit hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Business Acquired. The required financial statements will be provided as an amendment to this Form 8-K as soon as practicable but not later than 60 days after the due date of this report.

         (b) Pro Forma Financial Information. The required pro forma financial information will be provided as an amendment to this Form 8-K as soon as practicable but not later than 60 days after the due date of this report.

         (c) Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B.

                                       3

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Exhibit No.       Description

 2.2 Agreement and Plan of Reorganization dated November 16, 2001 (filed herewith).

10.24             Severance Agreement dated November 16, 2001 (filed herewith).

10.25             Consulting Agreement dated November 16, 2001 (filed herewith).

10.26 Non-Exclusive License Agreement dated November 16, 2001 (filed herewith).

10.27 Non-Exclusive License Agreement dated November 16, 2001 (filed herewith).


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 MCY.COM, INC.


                                 By:  /s/ Michael A.J. Harrop
                                      -----------------------------------------
                                      Michael A.J. Harrop, Chairman & Secretary


Date:  December 3, 2001

                                       4

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                                 EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
 2.2              Agreement and Plan of Reorganization dated November 16, 2001
                  (filed herewith).

10.24             Severance Agreement dated November 16, 2001 (filed herewith).

10.25             Consulting Agreement dated November 16, 2001 (filed herewith).

10.26             Non-Exclusive License Agreement dated November 16, 2001
                  (filed herewith).

10.27             Non-Exclusive License Agreement dated November 16, 2001
                  (filed herewith).